EXHIBIT 10.25
                              STARBASE CORPORATION


                           UNIT SUBSCRIPTION AGREEMENT



THIS UNIT SUBSCRIPTION AGREEMENT dated as of             , 1996 by and between
                                             ------------
StarBase Corporation, a Delaware corporation (the "Company"), and
                , an entity organized under the laws of               (the
- ---------------                                         -------------
"Purchaser").


                             W I T N E S S E T H :


WHEREAS, the Company is offering to sell, upon the terms and subject to the conditions hereinafter set forth, up to 199,998 units (the "Units") each Unit consisting of one share of the Company's Series C Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), with each share of Series C Preferred Stock convertible into a share of common stock, par value $0.01 per share (the "Common Stock"), and one warrant to purchase a share of Common Stock", substantially in the form of Exhibit A hereto (each, a "Warrant"); and

WHEREAS, the Purchaser desires to purchase, upon such terms and subject to such conditions, the number of Units set forth on the signature page hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.	PURCHASE AND SALE OF UNITS

1.1	Issuance and Sale of Units

Upon the terms and subject to the conditions of this Agreement, the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, at a purchase price, in lawful money of the United States, of $3.00 per Unit, the number, not less than 199,998 Units set forth opposite the Purchaser's name on the signature page hereof for the aggregate purchase price set forth thereon (the "Purchase Price"). In addition to the number of Units to be purchased hereunder and the Purchase Price, the Purchaser shall specify on the signature page hereof the address of the residence or principal executive offices of the Purchaser, and, if different, an address for any notices given hereunder. The offer and sale of the Units are being effected in accordance with and in reliance on the provisions of Regulation S under the United States Securities Act of 1933, as amended (the "Act").


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


1.2	Offering Expenses

Of the Purchase Price so payable by the Purchaser, an amount, not in excess of $0.25 per Unit, shall be applied to pay brokerage commissions, attorneys' fees and disbursements and other expenses incurred in connection with the offer and sale of the Units hereunder.

1.3	Closing

Promptly upon the execution and delivery of this Agreement by the Company and the Purchaser:

(a)	the Purchaser shall deliver to Parker Chapin Flattau & Klimpl, LLP, at
1211 Avenue of the Americas, New York, New York 10036-8735, U.S.A., Attention:
Martin Eric Weisberg, Esq. (the "Closing Agent"), (i) an executed copy of the Agreement (or a photocopy or other facsimile thereof) and (ii) payment of the Purchase Price by wire transfer of immediately available funds to the account specified by the Closing Agent; and

(b)	the Company shall deliver to the Closing Agent (i) certificates registered in the name of the Purchaser or, if the Purchaser shall have designated a nominee, such nominee, representing the number of shares of Series C Preferred Stock included within the Units purchased by the Purchaser hereunder (the "Certificates") and (ii) a Warrant to purchase shares of Common Stock.

Promptly upon receipt of the funds and documents required so to be delivered (the date upon which all such funds and documents are actually received by the Closing Agent being hereinafter referred to as the "Closing Date"), the Closing Agent shall (a) deliver the Certificates and Warrant to the Purchaser (or its nominee, if any), and (b) pay over, as directed, the Purchase Price to the Company.

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser as follows:

2.1	Organization and Good Standing

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

2.2	Capitalization

The authorized capital of the Company consisted of 50,000,000 shares of Common Stock, of which 7,848,479 shares were issued and outstanding as of March 31, 1996, of which 6,261 are treasury stock, and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock), of which 2,500,000 shares were designated Series B Preferred Stock, of which 2,227,946 were issued and outstanding as of March 31, 1996. The outstanding shares of Common Stock and Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable.

2.3	Authorization

The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company do not, and the performance of its obligations hereunder will not, violate or conflict with any provision of the Company's Certificate of Incorporation or By-laws. All corporate action on the part of the Company required for the authorization, execution and delivery of this Agreement and the performance of its obligations hereunder, including the issuance and delivery of the Units, have been taken. This Agreement has been duly executed and delivered by the Company, and assuming due execution and delivery by the Purchaser, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) equitable principles relating to the availability of specific performance, injunctive relief and other equitable remedies.

2.4	Valid Issuance of Series C Preferred Stock

The Series C Preferred Stock which is being purchased by the Purchaser hereunder is duly authorized and, when issued, sold and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and, based upon the representations of the Purchaser in this Agreement, will be issued in compliance with the registration requirements of all applicable federal and state securities laws. The Common Stock issuable upon exercise of the Warrants being purchased hereunder is duly authorized and has been duly and validly reserved for issuance and, upon issuance to the Purchaser in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, and issued in compliance with the registration requirements of all applicable federal and state securities laws or exemption therefrom, as presently in effect, of the United States.

2.5	Governmental Consents

No consent, approval or authorization of, or designation, declaration or filing on the part of the Company with, any United States federal or state governmental authority or, to the best knowledge of the Company, with any foreign governmental authority, is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Units or the consummation of any other transaction contemplated hereby, except as required pursuant to Regulation S under the Act.

2.6	Offering

Based upon the Purchaser's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Units as contemplated by this Agreement are exempt from the registration requirements of the Act, and neither the Company nor any authorized agent acting on its behalf has taken any action that would cause the loss of such exemption.

2.7	No "Directed Selling Efforts".

In connection with the offer and sale of the Units, no distributor or any affiliates or any person acting on behalf of the Company or any affiliate of the Company or any distributor has engaged in any "directed selling efforts" (as such term is defined under Regulation S) nor conducted any general solicitation relating to the offer to persons residing within the United States or to "U.S. Persons" (as that term is defined under Regulation S).

2.8	Filings Under the Act and the Securities Exchange Act

The Company has filed all registration statements, reports and other documents required to be filed by it under the Act and the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and no such document, at the time it was filed, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

3.1	Organization and Good Standing

The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia, Canada and has all requisite corporate power and authority to carry on its business as now conducted.

3.2	Authorization

The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Purchaser do not, and the performance of its obligations hereunder will not, violate or conflict with any provision of the Purchaser's Certificate of Incorporation or By-laws. All corporate action on the part of the Purchaser required for the authorization, execution and delivery of this Agreement and the performance of its obligations hereunder have been taken. This Agreement has been duly executed and delivered by the Purchaser, and assuming execution and delivery by the

Company, constitutes a valid and legally binding obligation of the Purchaser enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) equitable principles relating to the availability of specific performance, injunctive relief and other equitable remedies.

3.3	Foreign Purchaser

The Purchaser is not a "U.S. person" (as defined in Rule 902(o) of Regulation
S), including, without limitation, if a business organization, such as a corporation or partnership, it is organized under the laws of a jurisdiction other than the United States and if organized by a "U.S. person" principally for the purpose of investing in securities not registered under the Act, it was organized and is owned by "accredited investors" within the meaning of Rule 501 of Regulation D of the Act who are not natural persons, estates or trusts. The Purchaser is not acquiring the Units for the account or benefit of any U.S. person. The Purchaser has not engaged in any "directed selling efforts" (as defined in Rule 902(b) of Regulation S).

3.4	Accredited or Sophisticated Purchaser

The Purchaser is (a) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act, as presently in effect and (b) is an investor in securities of companies in the development stage and is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Units.

3.5	Offshore Transaction

The document effecting this purchase and sale has been executed by the Purchaser outside the "United States" (as defined in Rule 902(p) of Regulation
S). The Purchaser is acquiring the Units in an "offshore transaction" (as defined in Rule 902(i) of Regulation S). The Units were not offered to the Purchaser in the United States and at the time of execution of this Agreement and the time of any offer to the Purchaser to purchase the Units hereunder, the Purchaser was physically outside of the United States.

3.6	Economic Risk

The Purchaser has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Units and an investment in the Company. The Purchaser has such experience in business and financial matters that it is capable of evaluating the risks of its investment and determining the suitability of its investment. The Purchaser has received and has carefully read this Agreement. The Purchaser has consulted the Purchaser's own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Units and has not relied on the Company, its officers, directors, affiliates or professional advisors for advice as to such consequences.

3.7	Independent Investigation; Advertisements

The Purchaser, in offering to purchase for the Units hereunder, has relied solely upon an independent investigation made by it and its representatives, if any, and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company. In making its investment decision to purchase the Units, the Purchaser is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, or on any information other than contained in the Company's public filings required under the Act and the Exchange Act. The Purchaser is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

3.8	Investment for Own Account

Except as otherwise indicated herein, the Purchaser is the sole party in interest as to its investment in the Company, and it is acquiring the Units solely for investment for the Purchaser's own account and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the Units subscribed for to any other person.

3.9	Holding Period

The Purchaser acknowledges and understands that the Purchaser's agreement not to sell or otherwise dispose of any of the Units, directly or indirectly, prior to the expiration of a period of 40 days after the Closing Date (the "Holding Period") is a material inducement for the Company to accept the Purchaser's subscription.

3.10	No Government Recommendation or Approval

The Purchaser understands that no United States federal or state agency or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Units.

3.11	No Registration

The Purchaser understands that the Units and the Common Stock issuable upon conversion of the Series C Preferred Stock and the Warrant have not been registered under the Act and are being offered and sold pursuant to Regulation S based in part upon the representations of the Purchaser contained herein.

3.12	No Sale in Violation of the Securities Laws

The Purchaser covenants that he or she will not knowingly make any sale, transfer or other disposition of the Units in violation of the Act (including Regulation S), the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated under any of the foregoing.

3.13	No Legal Advice from Company

The Purchaser acknowledges that he or she has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or her own legal counsel. The Purchaser is relying solely on such counsel and not on any statements or representations of the Company or any of its agent for legal advice with respect to the investment or the transactions contemplated by this Agreement.

4.	COMPLIANCE WITH SECURITIES LAWS

4.1	Resales Subject to U.S. Securities Laws

The Purchaser acknowledges that the Units have not been registered under the Act, and agrees to resell the Units, or the Series C Preferred Stock or the Warrants included therein, only in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from such registration.

4.2	Legends

The Certificates, the Warrants and any certificate representing shares of Common Stock issuable upon the conversion of the Series C Preferred Stock and the exercise of the Warrants shall bear in substance the following legend, as determined by the Company's counsel:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD OR OFFERED FOR SALE WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS
(i) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL 40 DAYS
FROM CLOSING, MAY   , 1996, EXCEPT IN EITHER CASE IN ACCORDANCE WITH
                  --
REGULATIONS UNDER THE ACT. TERMS USED IN THIS LEGEND HAVE THE MEANING GIVEN TO THEM BY REGULATION S."


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

4.3	Further Restrictions on Transfer

The Company shall not register any transfer of the Units (or Common Stock issued upon the conversion of the Series C Preferred Stock or the exercise of a Warrant) not made in accordance with the provisions of Regulation S or other applicable registration or exemption under the Act and shall not treat as the owner of such securities, or otherwise accord voting or dividend rights to, any transferee to whom such securities have been transferred in contravention of this Agreement.

4.4	Stop Transfer Instructions

Stop transfer instructions have been or will be provided to the Company's transfer agent to be placed on such transfer agent's books, records or other documents evidencing the Units so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof and the provisions of Regulation S promulgated under the Act.

4.5	Transferability of Common Stock

 If the Purchaser delivers a Notice of Conversion and an Officer's Certificate (substantially in the form of Exhibits B and C hereto) to the Company, the Company will issue one or more certificates representing the shares of Common Stock without a restricted legend upon conversion of the Series C Preferred Stock into shares of Common Stock. The Company warrants that no instructions, other than those instructions for a stop transfer until the end of the Holding Period, have been or will be given to the transfer agent. The Company further warrants that the shares of Common Stock shall be otherwise freely transferable by the Purchaser on the books and the records of the Company.

4.6	Representations Upon Conversion.

If the transfer agent requests an opinion of counsel as a condition to issuing the shares of Common Stock without restrictive legend or stop transfer instructions, the Company at its sole expense shall cause an opinion of counsel to be delivered to the transfer agent by counsel acceptable to the Company to the effect that the shares of Common Stock underlying the Shares delivered upon conversion thereof have been registered under the Act or are exempt from registration therein.

5.	CONDITIONS OF PURCHASER'S OBLIGATIONS AT CLOSING

The obligations of the Purchaser under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:


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


5.1	Representations and Warranties

The representations and warranties of the Company contained in Section 2 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

5.2	Performance

The Company shall have, in all material respects, performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3	Qualifications

All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall be duly obtained and effective as of the Closing.

5.4 	Registration Rights Agreement

The Company shall deliver to the Purchaser at the time of the closing a Registration Rights Agreement in the form of the attached Exhibit D executed by the Company.

6.	CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING

The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

6.1	Representations and Warranties

The representations and warranties of the Purchaser contained in Section 3 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

6.2	Payment of Purchase Price

The Purchaser shall have delivered the Purchase Price and documents specified in Section 1 to the Closing Agent.

6.3	Qualifications

All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall be duly obtained and effective as of the Closing.


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

7.	INDEMNIFICATIONS

7.1	Indemnification of the Company

The Purchaser hereby agrees to indemnify the Company and its directors, officers, employees, agents, representatives and controlling persons (within the meaning of that term in Section 15 of the Act) for, and to hold each of them harmless against, all claims, liabilities, damages, costs or expenses (including without limitation reasonable attorneys' fees and expenses) arising out of or in connection with (a) the sale or distribution, or the alleged sale or distribution, of the Units (or the Series C Preferred Stock or the Warrants included therein) by the Purchaser in violation of the Act, Regulation S or any other applicable law or regulation, or (b) any breach, or any alleged breach, of any representation or warranty of the Purchaser or any covenant or agreement of the Purchaser set forth herein.

7.2	Indemnification of the Closing Agent

The Company and the Purchaser, jointly and severally agree to indemnify the Closing Agent, its partners, employees, agents and representatives for, and to hold each of them harmless against, all claims, liabilities, damages, costs or expenses (including without limitation reasonable attorneys' fees and expenses) arising out of or in connection with the performance of its obligations pursuant to Section 1.3 hereof.

8.	MISCELLANEOUS

8.1	Survival of Representations and Warranties

The representations and warranties of each party herein shall survive the Closing, notwithstanding any investigation or inquiry made by the other party.

8.2	Notices

Any notice hereunder to or upon either party hereto shall be deemed to have been duly given for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram, telecopy, telex or similar electronic means, provided that a written copy thereof is sent on the same day by postage paid first-class mail, to such party at the following address:

To Purchaser:  at its address set forth on the signature page hereof


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


To the Company at:       18872 MacArthur Boulevard
                         Irvine, CA 92715
                         U.S.A.
                         Attn: William R. Stow III
                         Fax: 714-442-4404

With a copy to:          Parker Chapin Flattau & Klimpl, LLP
                         1211 Avenue of the Americas
                         New York, NY 10036-8735
                         Attn:  Martin Eric Weisberg, Esq.
                         Fax:  (212) 704-6288

or such other address as either party hereto may at any time, or from time to time, direct by notice given to the other party in accordance with this Section. The date of giving of any such notice shall be, in the case of clause (a)(i), the date of the receipt; in the case of clause (a)(ii), five business days after such notice or demand is sent; and, in the case of clause
(b), the business day next following the date such notice is sent.

8.3	Amendment

Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signing by or on behalf of the parties hereto.

8.4	Waiver

No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

8.5	Governing Law

This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of New York without regard to principles of choice of law or conflict of laws.

8.6	Jurisdiction

Each of the parties hereto hereby irrevocably consents and submits to the jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York in connection with any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the County of New York, State of New York, or such District and agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by clause (a)(ii) of Section 8.2.

8.7	Remedies

In the event of any actual or prospective breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

8.8	Severability

The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

8.9	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

8.10	Further Assurances

Each party hereto covenants and agrees promptly to execute, deliver, file or record such agreements, instruments, certificates and other documents and to perform such other and further acts as the other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

8.11	Assignment

This Agreement, and each right, interest and obligation hereunder, may not be assigned by either party hereto without the prior written consent of the other party hereto, and any purported assignment without such consent shall be void and without effect.


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


8.12	Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any person not a party hereto.

8.13	Titles and Captions

The titles and captions of the Articles and Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

8.14	Grammatical Conventions

Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

8.15	No Presumptions

Each party hereto acknowledges that it has participated, with the advice of counsel, in the preparation of this Agreement. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Agreement.

8.16	Incorporation by Reference

The Exhibits hereto are an integral part of this Agreement and are incorporated in their entirety herein by this reference.

8.17	Entire Agreement

This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto.


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



IN WITNESS WHEREOF, the Company and the Purchaser, by their respective duly authorized officers, have duly executed this Agreement on the date set forth in the Preamble hereto.

                                               STARBASE CORPORATION

                                               By:  /s/ ROBERT W. LEIMENA
                                                  ------------------------
                                               Name:  Robert W. Leimena
                                               Title: Chief Financial Officer

Number of Units Purchased:                     PURCHASER:
                           ------------
Purchase Price:                                -------------------------------
                ---------------

                                               By:
                                                  ----------------------------
                                               Name:
Name and address of Nominee (if any):          Title


                                               Address of Principal Executive
                                                 Offices:
                                               -------------------------------
                                               -------------------------------
                                               -------------------------------
                                               Telephone No.:


                                               Address for Notices (if
                                               different):
                                               -------------------------------
                                               -------------------------------
                                               Fax:


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



                                 EXHIBIT A

                          NONTRANSFERABLE WARRANT

THIS WARRANT AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY "U.S. PERSON" (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS REGISTERED UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

THIS CERTIFICATE IS NOT TRANSFERABLE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED.

No. 1996-CMN-                              Warrant to Purchase        Share
             ----                                              ------
                                     of Common Stock (subject to adjustment)

                      WARRANT TO PURCHASE COMMON STOCK
                                    of
                          STARBASE CORPORATION
                       Void after January 31, 1998

This certifies that, for value received,                              (the
                                         ----------------------------
"Holder"), is entitled, subject to the terms set forth below, to purchase from
StarBase Corporation, a Delaware corporation (the "Company"),          shares
                                                              --------
of the Company's common stock, par value $.01 per share (the "Common Stock"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise and the Purchaser's Certificate attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States, or otherwise as hereinafter provided, at the exercise price as set forth in Section 2 below. The number of, and exercise price for, such shares of Common Stock are subject to adjustment as provided herein.

1.Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and terminating on or before January 31, 1998.

2.Exercise Price. The exercise price shall be U.S. $2.00 per share through January 31, 1997, and U.S. $2.50 per share thereafter.

3.Exercise of Warrant.

(a)	This Warrant is exercisable by the Holder, in whole or in part, but not for less than 1,000 shares of Common Stock at a time (or such lesser number of shares as may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 14 below), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant, the Notice of Exercise annexed hereto as
Exhibit 1, and the Purchaser's Certificate annexed hereto as Exhibit 2, each duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), for the purchase price of the shares to be purchased.

(b)	This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. Unless exercised in connection with an underwritten public offering, as promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised. In the event of exercise at the time of an underwritten public offering, the Company will provide instructions as to the exercise of this Warrant into such shares.

4.No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the exercise price multiplied by such fraction.

5.Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6."Piggy-Back" Registration. The Holder of this Warrant shall have the right to include all of the shares of Common Stock underlying this Warrant (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Corporation may require that the Registrable Securities requested for inclusion pursuant to this Section 6 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this
Section 6 (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed 180 days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering.

7.Rights of Stockholder. Subject to Sections 11 and 13 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholder at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger or otherwise) or to receive notices of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have been issued, as provided herein.

8.Transferability and Non-Negotiability of Warrant. This Warrant may not be assigned or transferred in whole or in part.

9.Compliance with Securities Laws.

(a) The Holder of this Warrant, by acceptance hereof, acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of any shares of Common Stock to be issued upon exercise hereof, except under circumstances that will not result in a violation of the United States Securities Act of 1933, as amended (the "Act"), or any foreign or state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(b)	All shares of Common Stock issued upon exercise hereof may be stamped or imprinted with one or more of the following legends (in addition to any legend required by the Act and the securities laws of any state of the United States) as determined by counsel for the Company:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD OR OFFERED FOR SALE WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS
(i) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL AFTER
            , EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE
- -----------
ACT.  TERMS USED IN THIS LEGEND HAVE THE MEANING GIVEN TO THEM BY REGULATION
S.

10.Restrictions on Transfer of Underlying Common Stock. The Holder of this Warrant by acceptance hereof agrees that the transfer of the shares of Common Stock issuable upon the exercise of all or any portion of this Warrant (the "Securities") is subject to the provisions of this Warrant, which include restrictions on transfer of the Securities.

11.Reservation of Common Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide a sufficient reserve of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the exercise price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

12.Notices.

(a)	Whenever the exercise price or number of shares purchasable hereunder shall be adjusted pursuant to Section 14 hereof, the Company shall issue a certificate signed by its Secretary setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the exercise price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

(b)	In case

(i)	the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii)	of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any sale, lease or conveyance of all or substantially all of the assets of the Company to another person, or

(iii)	of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.
Such notice shall be mailed at least 10 days prior to the date therein specified.

(c)	All such notices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the second business day following the date of such mailing.

13.	Amendments.

(a) Any term of this Warrant may be amended with the written consent of the Company and the holders of not less than fifty-one percent (51%) of the shares of Common Stock issuable upon exercise of any and all outstanding warrants for shares of Common Stock issued by the Company (the "Common
Stock Warrants"), even without the specific consent of the Holder. An amendment effected in accordance with this Section 13 shall be binding upon each holder of any of the Common Stock Warrants, each future holder of all such Common Stock Warrants, and the Company. The Company shall promptly give notice to all holders of Common Stock Warrants of any amendment effected in accordance with this Section 13.

(b)	No waivers of or exceptions to any term, condition or provision of this
Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

14.	Adjustments.  The exercise prices and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

14.1	Merger, Sale of Assets, Etc.

If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving person, or a reverse triangular merger in which the Company is the surviving person but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of cash, securities or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the exercise price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 14. The foregoing provisions of this Section 14.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation which are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors, whose determination shall be final and binding. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as nearly as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

14.2	Reclassification, etc.  If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the exercise price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 14.

14.3	Split, Subdivision or Combination of Shares.  If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the exercise price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

14.4	Adjustments for Dividends in Stock or Other Securities or Property.  If
while this Warrant, or any portion thereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholder, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 14.

14.5 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 14, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the exercise price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

14.6 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 14 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders against impairment.

15.	Miscellaneous Provisions.

(a)	Market Stand-Off Provisions.

(i)	In connection with any public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, the Holder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, this Warrant or any Common Stock or other security received on exercise hereof without the prior written consent of the Company and the representative of the underwriters. Such limitations shall be in effect for such reasonable period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters. The limitations of this Section 15(a) shall remain in effect for the two-year period immediately following the effective date of public offering and shall thereafter terminate and cease to have any force or effect.

(ii)	In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock effected without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Common Stock or any warrant or other security convertible into said Common Stock shall be immediately subject to the provisions of this Section 15(a), to the same extent the Common Stock is at such time covered by such provisions.

(iii)	In order to enforce the limitations of this Section 15(a), the Company may impose stop-transfer instructions with respect to the Common Stock or any warrant or other security convertible into such Common Stock until the end of the applicable market stand-off period.

(b)	Governing Law.  This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such State, without resort to that State's conflict-of-laws rules.

(c) Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled.

IN WITNESS WHEREOF, STARBASE CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated as of May 17, 1996

                                    STARBASE CORPORATION

                                    By: /s/ ROBERT W. LEIMENA
                                       ------------------------------
                                    Name:  Robert W. Leimena
                                    Title: Chief Financial Officer

                                EXHIBIT 1

                            NOTICE OF EXERCISE


To:   STARBASE CORPORATION
      18872 MacArthur Boulevard
      Suite 300
      Irvine, California 92715
      Attn:  Chief Financial Officer


(1)  The undersigned hereby elects to purchase          shares of Common Stock
                                               --------
of STARBASE CORPORATION, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock, except under circumstances that will not result in a violation of the United States Securities Act of 1933, as amended, or any foreign or state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or, if the undersigned has designated a nominee, such nominee as is specified below. The certificates representing said shares of Common Stock will be delivered to undersigned outside of the United States.

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or, if the undersigned has designated a nominee, such nominee as is specified below.


- ------------------------------------       -----------------------------------
[Date]                                     Name:
                                           Title:

                                  EXHIBIT 2

                           PURCHASER'S CERTIFICATE

The undersigned, an individual who is
                                     --------------------------------------
(the "Purchaser"), hereby certifies to STARBASE CORPORATION (the "Company") and to its counsel, that:

1.  The Purchaser acquired         Units (the "Units"), each Unit consisting
                         ---------
of one share of the Company's Series C Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), with each share of Series C Preferred Stock convertible into a share of common stock, par value $0.01 per share, of the Company ("Common Stock"), and one warrant to purchase a share of Common Stock (each, a "Warrant"), pursuant to the Unit Subscription Agreement dated as of May 17, 1996 between the Purchaser and the Company (the "Subscription Agreement").

2. From the date of the acquisition of the Units through the fortieth day thereafter (the "Period"), the Purchaser has been the sole beneficial and record owner of the Units and did not take any short position in the Company's Common Stock.

3. Each of the representations and warranties of the Purchaser in the Subscription Agreement were true and accurate when made and continue to be true and accurate as of the date hereof.

4. The Purchaser has held the Units for more than forty days and has paid the full purchase price with respect to the Units to the Company and it was not at the time of the purchase of the Units, during the Period nor is it currently a "U.S. Person" as such term is defined in Regulation S promulgated under the Securities Act of 1933, as amended (the "Act").

5. The Purchaser is not an "underwriter" or a "dealer" (as those terms are defined in sections 2(11) and 2(12) of the Act) and is not receiving or will not receive a selling commission, fee or other remuneration in respect of the Warrants being exercised or in respect of the sale or potential sale of the Common Stock issuable upon exercise of the Warrants.

6. The Purchaser is not the issuer or distributor of the shares of Common Stock issuable upon exercise of the Warrant, or an affiliate of the Company, and is not acting on behalf of any of the foregoing.

     The Purchaser understands that this certificate is being delivered to provide the Company and its counsel with certain information necessary to make a determination of the applicability of the registration requirements of the Act. The Purchaser agrees that the Company and its counsel may rely upon the statements contained herein with regard to issuing an opinion of counsel with regard to such requirements.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this    day
                                                                      ----
 of             , 19    .
    ------------    ---
                                    -----------------------------------
                                    [Name]

                                 EXHIBIT B

                           NOTICE OF CONVERSION


                                                                , 199
                                                         -------     --
StarBase Corporation
18872 MacArthur Boulevard
Irvine, CA  92715
Attn: Finance Department

The undersigned,                (the "Holder"), does hereby give notice that
                ----------------
it wishes to convert             shares of Series C Preferred Stock (the
                    -------------
"Shares") of StarBase Corporation (the "Issuer"), held by it into shares of Common Stock of the Issuer, which have been reserved for issuance upon such conversion. The Holder represents and warrants that (i) all of the requirements of Regulation S promulgated under the Securities Act of 1933, as amended (the AAct@) applicable to the Holder have been complied with by the Holder and (ii) the Holder has not engaged in any transaction or series of transactions that, although in technical compliance with all of the requirements of Regulation S, is part of a plan or scheme to evade the registration requirements of the Act.



                                         [Holder]



                                         By:
                                             ------------------
                                         Name:
                                         Title:

                                 EXHIBIT C

                          PURCHASER'S CERTIFICATE

The undersigned, an entity organized under the laws of the British Virgin Islands (the "Purchaser"), hereby certifies to STARBASE CORPORATION (the "Company") and to its counsel, that:

1.	The Purchaser acquired 199,998 Units (the "Units"), each Unit consisting of one share of the Company's Series C Preferred Stock, $.01 par value per share ("Preferred Stock"), convertible into the Company's common stock, $.01 par value per share ("Common Stock"), and one warrant to purchase a share of Common Stock (each, a "Warrant") in accordance with Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Act"). The
Preferred Stock are represented by stock certificate number(s)        .
                                                              --------

2.	From the date of the acquisition of the Units through the fortieth day thereafter (the "Period"), the Purchaser has been the sole beneficial and record owner of the Units and did not take any short position in the Company's Common Stock.

3.	Each of the representations and warranties made by the Purchaser in the
Unit Subscription Agreement, dated as of June __, 1996, entered into by the Company and the Purchaser were true and accurate when made and continue to be true and accurate as of the date hereof.

4.	The Purchaser has held the Units for more than forty days and has paid the full purchase price with respect to the Units to the Company and it was not at the time of the purchase of the Units, during the Period nor is it currently a "U.S. Person" as such term is defined in Regulation S.

5.	The Purchaser is not an "underwriter" or a "dealer" (as those terms are defined in sections 2(11) and 2(12) of the Act) and is not receiving or will not receive a selling commission, fee or other renumeration in respect of the Units being converted or in respect of the sale or potential sale of the Common Stock issuable upon conversion of the Units.

6.	The Purchaser is not the issuer or distributor of the Units or of the shares of Common Stock issuable upon conversion of the Preferred Stock, or an affiliate of the Company, and is not acting on behalf of any of the foregoing.

The Purchaser understands that this certificate is being delivered to provide the Company and its counsel with certain information necessary to make a determination of the applicability of the registration requirements of the Act. The Purchaser agrees that the Company and its counsel may rely upon the statements contained herein with regard to issuing an opinion of counsel with regard to such requirements.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this    day
                                                                       ---
of           , 19  .
   ---------     --


                                          [Holder]


                                          By:
                                             -----------------------
                                             Name:
                                             Title:

                                    Units
                                  Purchased      Warrants
                                  ---------      --------

List of Investors:
- -----------------------
Gundy Co.                           250,000       250,000
Channing Investment                  25,000        25,000
M.K. Wong & Associates               23,830        23,830
Hisaya Limited                       66,666        66,666



Placement Agent:
- -----------------------
Dabney/Resnick, Inc.                              120,000